                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant    [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement

[ ]   Confidential, for Use of Commission Only (as permitted by
      Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        UBS PRIVATE INVESTOR FUNDS, INC.
      -------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

      -------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

      (1)  Title of each class of securities to which transaction applies:

      (2)  Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid:

      (2)  Form, Schedule or Registration Statement No.:

      (3)  Filing Party:

      (4)  Date Filed:

                        UBS PRIVATE INVESTOR FUNDS, INC.

                                  UBS Bond Fund
                            UBS High Yield Bond Fund
              UBS Value Equity Fund (formerly UBS U.S. Equity Fund)
                            UBS Large Cap Growth Fund
                               UBS Small Cap Fund
                          UBS International Equity Fund

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           TO BE HELD OCTOBER 15, 1998


      A Special Meeting of shareholders of UBS Private Investor Funds, Inc. (the "Corporation") will be held at the offices of UBS A.G., 10 East 50th Street, 11th Floor, New York, New York on October 15, 1998 at 10:00 a.m. Each series of the Corporation (each a "Fund," and collectively, the "Funds") operates as a feeder fund in a master-feeder fund arrangement with a corresponding master fund portfolio (each a "Portfolio," and collectively, the "Portfolios") of UBS Investor Portfolios Trust, a registered investment company organized under the laws of the State of New York (the "Trust"). As feeder funds, the Funds seek to achieve their respective investment objectives by investing all of their investable assets in a corresponding Portfolio of the Trust with the same investment objectives and policies. Pursuant to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act") applicable to master-feeder arrangements, each Fund's voting rights with respect to the Portfolio shares that it holds must be passed through to the Fund's own shareholders.

      The Special Meeting is being held to consider and vote on the following matters for each Fund, as indicated below and more fully described under the corresponding proposals in the accompanying proxy statement, and such other matters as may properly come before the meeting or any adjournments thereof:

      PROPOSAL I:   To approve or disapprove a new investment advisory
      (All Funds)   agreement between the Trust and UBS A.G. ("New
                    UBS").

      PROPOSAL II:  The following item is to be voted on ONLY by shareholders of the High Yield Bond Fund, the Large Cap Growth Fund and the Small Cap Fund:


                          To approve or disapprove a new sub-investment advisory agreement between New UBS and UBS Brinson Inc. ("UBS Brinson") (formerly, UBS Asset Management (New York) Inc. ("UBSAM-NY")).

                    The following item is to be voted on ONLY by shareholders of the International Equity Fund:

                          To approve or disapprove a new sub-investment advisory agreement between New UBS and Phillips & Drew International Investment Limited ("P&DII") (formerly, UBS International Investment London Limited ("UBSII")).

      PROPOSAL III: To elect four Directors/Trustees to hold office
      (All Funds)   until their respective successors have been duly
                    elected and qualified or until their earlier resignation or removal.

      The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournment thereof.

      THE NEW INVESTMENT ADVISORY AGREEMENTS WITH NEW UBS, UBS BRINSON AND P&DII (COLLECTIVELY, THE "NEW ADVISERS"), AS APPLICABLE, ARE MATERIALLY AND SUBSTANTIVELY IDENTICAL TO THE PRIOR INVESTMENT ADVISORY AGREEMENTS PURSUANT TO WHICH SERVICES WERE PROVIDED TO THE FUNDS. AS MORE FULLY DISCUSSED IN THE ACCOMPANYING PROXY STATEMENT, APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENTS, WHICH PROVIDE FOR THE SAME SERVICES TO BE PROVIDED AT THE SAME FEES BY THE NEW ADVISERS, AND THE ELECTION OF DIRECTORS/TRUSTEES WERE GENERALLY OCCASIONED BY THE MERGER OF UNION BANK OF SWITZERLAND AND SWISS BANK CORPORATION FORMING NEW UBS.

      The close of business on September 8, 1998 has been fixed as the record date for the determination of the shareholders of each Fund entitled to notice of, and to vote at, the Special Meeting. You are cordially invited to attend the Special Meeting.

      This notice and related proxy material are first being mailed to shareholders on or about September 15, 1998. This proxy is being solicited on behalf of the Board of Directors of each Fund.

                                      By Order of the Board of Directors,


                                      Susan C. Mosher, Secretary


Boston, MA
September 15, 1998


------------------------------------------------------------------------------
  WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE,
    DATE AND SIGN THE ENCLOSED VOTER INSTRUCTION CARD AND MAIL IT PROMPTLY
      IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR
       SHARES. NO POSTAGE NEED BE AFFIXED IF THE VOTER INSTRUCTION CARD
                       IS MAILED IN THE UNITED STATES.
------------------------------------------------------------------------------

                        UBS PRIVATE INVESTOR FUNDS, INC.

                                  UBS Bond Fund
                            UBS High Yield Bond Fund
              UBS Value Equity Fund (formerly UBS U.S. Equity Fund)
                            UBS Large Cap Growth Fund
                               UBS Small Cap Fund
                          UBS International Equity Fund

             PROXY STATEMENT FOR THE SPECIAL MEETING OF SHAREHOLDERS

                                OCTOBER 15, 1998


      This proxy statement ("Proxy Statement") is being furnished in connection with the solicitation of proxies by the Board of Directors of UBS Private Investor Funds, Inc. (the "Corporation") with respect to the following series thereof: UBS Bond Fund (the "Bond Fund"), UBS High Yield Bond Fund (the "High Yield Bond Fund"), UBS Value Equity Fund (formerly UBS U.S. Equity Fund; the "Value Equity Fund"), UBS Large Cap Growth Fund (the "Large Cap Growth Fund"), UBS Small Cap Fund (the "Small Cap Fund") and UBS International Equity Fund (the "International Equity Fund") (each a "Fund," and collectively, the "Funds") for use at the special meeting of the Corporation to be held at the offices of UBS A.G., 10 East 50th Street, 11th Floor, New York, New York on October 15,
1998 at 10:00 a.m. (the "Special Meeting") and at any adjournments thereof. This Proxy Statement and accompanying Proxy is expected to be mailed to shareholders on or about September 15, 1998.


      In this Proxy Statement, for simplicity, actions are described as being taken by a Fund, which is a series of the Corporation, although all actions are actually taken by the Corporation on behalf of the applicable series or Fund. Some actions described as with respect to a Fund are actually actions to be taken by UBS Investor Portfolios Trust, a registered investment company organized under the laws of the State of New York (the "Trust"), on behalf of the Trust's portfolios (the "Portfolios"), as applicable, in which a Fund invests all of its assets and on which the relevant Fund votes as a shareholder. Further, actions described as being taken by the shareholders of the Corporation with respect to its Board of Directors will also be taken by the shareholders of the Trust with respect to its Board of Trustees. Your vote and the vote of other shareholders of the relevant Fund determines how the Fund will vote with respect to itself and the corresponding Portfolio of the Trust. See "Background."

      The Special Meeting is being held to consider and vote on the following matters for each Fund, as indicated below and described more fully under the corresponding proposals discussed herein, and such other matters as may properly come before the meeting or any adjournments thereof:

      PROPOSAL I:   To approve or disapprove a new investment advisory
      (All Funds)   agreement between the Trust and UBS A.G. ("New UBS").

      PROPOSAL II:  The following item is to be voted on ONLY by shareholders of the High Yield Bond Fund, the Large Cap Growth Fund and the Small Cap Fund:

                          To approve or disapprove a new sub-investment advisory agreement between New UBS and UBS Brinson Inc. ("UBS Brinson") (formerly, UBS Asset Management (New York) Inc. ("UBSAM-NY")).

                    The following item is to be voted on ONLY by shareholders of the International Equity Fund:

                          To approve or disapprove a new sub-investment advisory agreement between New UBS and Phillips & Drew International Investment Limited (P&DII) (formerly, UBS International Investment London Limited ("UBSII")).

      PROPOSAL III: To elect four Directors/Trustees to hold office
      (All Funds)   until their respective successors have been duly
                    elected and qualified or until their earlier resignation or removal.

      The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournment thereof.

      Specifically, each Fund is to consider the approval of new investment advisory agreements with New UBS, UBS Brinson and/or P&DII (collectively, the "New Advisers") as indicated in the table below:




------------------------------------------------------------------------
             New Investment Advisory Agreement with
------------------------------------------------------------------------
                            New UBS      UBS Brinson       P&DII
------------------------------------------------------------------------
Bond Fund                     |X|

------------------------------------------------------------------------
High Yield Bond Fund          |X|            |X|

------------------------------------------------------------------------
Value Equity Fund             |X|

------------------------------------------------------------------------
Large Cap Growth Fund         |X|            |X|

------------------------------------------------------------------------
Small Cap Fund                |X|            |X|

------------------------------------------------------------------------
International Equity  Fund    |X|                           |X|

------------------------------------------------------------------------



      The shareholders of the Corporation and the Trust are also to consider the election as Directors of the Funds and Trustees of the Portfolios Peter Lawson-Johnston, Dr. HansPeter Lochmeier, Dr. Frank K. Reilly and Timothy M. Spicer, CPA. All Director/Trustee Nominees currently serve on the Board of the Corporation and the Trust (collectively, the "Boards"). As further described below, Dr. Lochmeier is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act, and the election of Directors/Trustees, including Dr. Reilly, is designed to ensure compliance by the Corporation and the Trust with Section 15(f) of the Investment

Company Act of 1940, as amended (the "1940 Act"), following the Merger and the approval of the New Advisory Agreements.

      A Notice of the Special Meeting of shareholders and a proxy card or cards (the "Proxy") accompany this Proxy Statement. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or in person by officers or agents of the Funds. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Funds' shares, and (c) supplementary solicitations to submit Proxies, will be borne by New UBS.

      The Annual Report of the Corporation containing audited financial statements with respect to each Fund for the fiscal year ended December 31, 1997 (each a "Report") have previously been furnished to the shareholders. An additional copy of each Report will be furnished without charge upon request by writing to the Corporation at 200 Clarendon Street, Boston, MA 02116 or by calling 1-888-UBS-FUND (888-827-3863).

      If the enclosed Proxy is properly executed and returned in time to be voted at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. If no instructions are marked on the Proxy with respect to a specific proposal, the Proxy will be voted "FOR" the approval of such proposal and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Special Meeting. Any shareholder giving a Proxy has the right to attend the Special Meeting to vote his/her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time by written notice received by the applicable Fund prior to the time it is voted.

      In the event that a quorum is present at the Special Meeting but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by Proxy. If a quorum is present, the persons named as proxies will vote those Proxies that they are entitled to vote "FOR" any proposal in favor of an adjournment and will vote those Proxies required to be voted "AGAINST" any such proposal against any adjournment. A shareholder vote may be taken on one or more of the proposals in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of one-third of the outstanding shares of a Fund entitled to vote at the Special Meeting. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.

      Shareholders of record at the close of business on September 8, 1998 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting. As of the Record Date, the following number of shares of each Fund were issued and outstanding:


      Bond Fund ......................................  136,999 shares
      High Yield Bond Fund ...........................  200,980 shares
      Value Equity Fund ..............................  184,581 shares

      Large Cap Growth Fund ..........................   47,211 shares
      Small Cap Fund .................................  210,091 shares
      International Equity Fund ......................  247,978 shares


      This Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate statement for each Fund and, because shareholders may own shares of more than one Fund, to avoid burdening shareholders with more than one proxy statement. Shares of a Fund are entitled to one vote each at the Special Meeting and fractional shares are entitled to proportionate shares of one vote. To the extent information relating to common ownership is available to the Funds, a shareholder that owns of record shares in two or more of the Funds will receive a package containing a Proxy Statement and Proxies for the Funds in which such shareholder is a record owner. If the information relating to common ownership is not available to the Funds, a shareholder that beneficially owns shares in two or more Funds may receive two or more packages each containing a Proxy Statement and a Proxy for each Fund in which such shareholder is a beneficial owner. If a proposal is approved by shareholders of one Fund and disapproved by shareholders of other Funds, the proposal will be implemented for the Fund that approved the proposal and will not be implemented for any Fund that did not approve the proposal. Therefore, it is essential that shareholders complete, date, sign and return each enclosed Proxy.

      In order that your shares may be represented, you are requested to:

         indicate your instructions on the Proxy (or Proxies);
         date and sign the Proxy (or Proxies);
         mail the Proxy (or Proxies) promptly in the enclosed envelope; and allow sufficient time for the Proxy (or Proxies) to be received before the close of business on October 13, 1998.


BENEFICIAL OWNERSHIP OF SHARES OF THE FUNDS

      Annex I attached hereto sets forth information as of September 8, 1998 regarding the beneficial ownership of the Funds' shares by (i) the only persons known by each Fund to beneficially own more than five percent of the outstanding shares of such Fund, (ii) the Directors and Director Nominee of the Corporation,(1) (iii) the executive officers of each Fund and (iv) the Directors and executive officers of each Fund as a group. The number of shares beneficially owned by each Director, Director Nominee or executive officer is determined under rules of the Securities and Exchange Commission (the "Commission"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of September 8, 1998 through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of such shares.


--------
(1) References to the "Directors" and "Director Nominee" of the Corporation also include the Trustees and Trustee Nominee of the Trust unless the context clearly suggests otherwise.

Collectively, the officers and directors of each Fund own less than 1% of each Fund's outstanding shares.

                              BACKGROUND

      MASTER-FEEDER STRUCTURE. Shareholders of the Funds are being asked to approve new investment advisory agreements between the New Advisers and the Trust on behalf of the Trust's Portfolios, as applicable, and to elect a new Board of Directors/Trustees of the Corporation and the Trust. Each Fund of the Corporation operates as a feeder fund in a master-feeder fund arrangement with the Trust and its Portfolios, which serve as master funds. As feeder funds, the Funds seek to achieve their respective investment objectives by investing all of their investable assets in a corresponding Portfolio of the Trust with the same investment objectives and policies. The Portfolios invest directly in portfolio securities and have previously entered into investment advisory agreements with the New Advisers (or in the case of New UBS and UBS Brinson, its predecessor entity) for the management of the Portfolios' assets. Each Trustee of the Portfolios is also a Director of the Corporation. Pursuant to the requirements of the 1940 Act applicable to master-feeder arrangements, each Fund's voting rights with respect to the Portfolio shares that it holds must be passed through to the Fund's own shareholders. Other feeder funds of the Portfolios, including those not subject to U.S. securities laws, will also vote in accordance with their respective charters and/or other applicable requirements with respect to the approval of the investment advisory and sub-investment advisory agreements and the election of Trustees of the Trust.


      THE PORTFOLIOS. Each of the UBS Bond Portfolio (the "Bond Portfolio"), UBS High Yield Bond Portfolio (the "High Yield Bond Portfolio"), UBS Value Equity Portfolio (the "Value Equity Portfolio"), UBS Large Cap Growth Portfolio (the "Large Cap Growth Portfolio"), UBS Small Cap Portfolio (the "Small Cap Portfolio") and UBS International Equity Portfolio (the "International Equity Portfolio") is a series of the Trust. New UBS, a universal bank organized under the laws of and having its principal executive offices in, Switzerland, through the asset management department of its New York Branch Office, located at 10 East 50th Street, New York, New York 10022 ("UBS-NY Branch"), serves as the investment adviser of the Portfolios. UBS Brinson, located at the same address as UBS-NY Branch, serves as the sub-investment adviser to the High Yield Bond Portfolio, the Large Cap Growth Portfolio and the Small Cap Portfolio. P&DII, located at Triton Court, 14 Finsbury Square, London EC2A 1PD, United Kingdom, serves as the sub-investment adviser to the International Equity Portfolio. UBS Brinson and P&DII are subsidiaries of UBS. First Fund Distributors, Inc., located at 4455 E. Camelback Road, Suite 261E, Phoenix, AZ 85018, serves as the Portfolios' principal underwriter, and IBT Trust & Custodial Services (Ireland) LTMD, located at Deloitte & Touche House, 29 Earlsfort Terrace, Dublin 2, Ireland ("IBT Ireland"), serves as the Portfolios' administrator. For the fiscal year ended December 31, 1997, the Portfolios did not pay any commissions to "affiliated brokers" (as defined in Schedule 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act")).

                          PROPOSALS I AND II

            APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS
         BETWEEN EACH OF THE PORTFOLIOS AND THE NEW ADVISERS

      THE NEW INVESTMENT ADVISORY AGREEMENTS WITH THE NEW ADVISERS, AS APPLICABLE, ARE MATERIALLY AND SUBSTANTIVELY IDENTICAL TO THE PRIOR INVESTMENT ADVISORY AGREEMENTS PURSUANT TO WHICH SERVICES WERE PROVIDED TO THE FUNDS. AS MORE FULLY DISCUSSED BELOW, APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENTS, WHICH PROVIDE FOR THE SAME SERVICES TO BE PROVIDED AT THE SAME FEES, AND THE ELECTION OF DIRECTORS/TRUSTEES WERE GENERALLY OCCASIONED BY THE MERGER OF UNION BANK OF SWITZERLAND AND SWISS BANK CORPORATION.

      THE PRIOR ADVISORY AGREEMENTS. Prior to June 29, 1998, UBS-NY Branch, UBSAM-NY and UBSII (collectively, the "Prior Advisers") served as investment adviser or sub-adviser, as the case may be, to each of the Portfolios as described above pursuant to separate investment advisory agreements with the Portfolios (collectively, the "Prior Advisory Agreements"). The Prior Advisory Agreements were initially approved by the applicable Portfolio's Board, including a majority of the directors who are not "interested persons" of the Portfolio (as defined under the 1940 Act) (the "Independent Directors"), on the following dates: the Bond Portfolio, Value Equity Portfolio and International Equity Portfolio each executed Prior Advisory Agreements with UBS-NY Branch on April 1, 1996; the High Yield Bond Portfolio, Large Cap Growth Portfolio and Small Cap Portfolio each executed Prior Advisory Agreements with UBS-NY Branch and UBSAM-NY on September 30, 1997; and the International Equity Portfolio executed a Prior Advisory Agreement with UBSII on April 1, 1996.

      The following table lists the most recent dates on which the Prior Advisory Agreements were approved by the applicable Funds' Directors and shareholders.


-------------------------------------------------------------------------------------------------------
                                UBS-NY Branch                UBSAM-NY                     UBSII
                           Directors  Shareholders    Directors  Shareholders    Directors Shareholders
                           ----------------------------------------------------------------------------
Bond Fund                   5/12/98      2/10/96               N/A                       N/A
-------------------------------------------------------------------------------------------------------
High Yield Bond             5/12/98     12/22/97       5/12/98   12/22/97                N/A
-------------------------------------------------------------------------------------------------------
Value Equity Fund           5/12/98      2/10/96               N/A                       N/A
-------------------------------------------------------------------------------------------------------
Large Cap Growth Fund       5/12/98     12/29/97       5/12/98   12/29/97                N/A
-------------------------------------------------------------------------------------------------------
Small Cap Fund              5/12/98     12/22/97       5/12/98   12/22/97                N/A
-------------------------------------------------------------------------------------------------------
International Equity Fund   5/12/98      2/10/96                                   5/12/98   2/10/96
-------------------------------------------------------------------------------------------------------


      For the fiscal year ended December 31, 1997, the Bond Portfolio, the High Yield Bond Portfolio and the Value Equity Portfolio paid UBS-NY Branch $121,237, $85,805 and $251,890, respectively (after fee waivers and expense reimbursements), for services rendered pursuant to the Prior Advisory Agreements. Payments to the sub-investment advisers were made by UBS-NY Branch, not by the Funds. The Large Cap Growth Portfolio, the Small Cap Portfolio and the International Equity Portfolio did not make any payments pursuant to the Prior Advisory Agreements as all fees were waived by the Prior Advisers, as applicable.

      THE MERGER. On June 29, 1998, pursuant to a Merger Agreement dated December 5/6, 1997, by and among Union Bank of Switzerland ("UBS") and Swiss Bank Corporation ("SBC"), each a universal bank organized under the laws of Switzerland, UBS and SBC merged into UBS A.G., a newly created entity organized under Swiss Law and in a related-transaction, UBSAM-NY and SBC

Brinson Inc. merged into UBS Brinson, a New York Corporation. Although UBSII changed its name to "Phillips & Drew International Investment Limited" on
July 6, 1998, the corporate structure of UBSII was unaffected by the Merger. However, due to the changes in UBS and UBSAM-NY pursuant to the Merger, the Prior Advisory Agreements of UBS-NY Branch and UBSAM-NY may be deemed to have been assigned and terminated according to their respective terms and the 1940 Act. Because the Prior Advisory Agreement (a sub-advisory agreement) of UBSII with the International Equity Portfolio terminates by its terms in the event the related UBS-NY Branch advisory agreement terminates, the Merger may also be deemed to result in the termination of this agreement.

      IMPACT OF THE MERGER ON THE PRIOR ADVISORY AGREEMENTS. Section 15(a) of the 1940 Act provides, in pertinent part, that "[i]t shall be unlawful for any person to serve or act as investment adviser of a registered investment company, except pursuant to a written contract, which contract, whether with such registered company or with an investment adviser of such registered company, has been approved by the vote of a majority of the outstanding voting securities of such registered company . . . ." Section 15(a)(4) of the 1940 Act further requires that such written contract provide for automatic termination in the event of its assignment. Section 2(a)(4) of the 1940 Act defines "assignment" to include any direct or indirect transfer of a contract by the assignor.

      Pursuant to the Merger, certain changes in the portfolio management personnel and more specifically their supervisory reporting lines and/or the investment approach at UBS-NY Branch and UBS Brinson are anticipated. As such, the Merger, while not believed by the Trust or the Prior Advisers to result in a transfer of a controlling block of UBS under Section 2(a)(4) of the 1940 Act, is expected to result in certain changes in portfolio management personnel, structure and process which may result in a "direct or indirect transfer," and thus an "assignment" of their Prior Advisory Agreements within the meaning of that section of the 1940 Act, terminating the Prior Advisory Agreements of UBS-NY Branch and UBSAM-NY according to their respective terms and the 1940 Act, and terminating the Prior Advisory Agreement of UBSII with the International Equity Portfolio in accordance with its terms, each as of June 29, 1998.

      On June 16, 1998, the Trust and the Prior Advisers were granted an exemptive order (the "Exemptive Order") by the Commission pursuant to which new investment advisory agreements between each of the Portfolios and the New Advisers, as applicable (the "New Advisory Agreements"), were permitted to go into effect without shareholder approval beginning on June 29, 1998 and continuing, for a period of up to 150 days, through the date on which each of the New Advisory Agreements are approved or disapproved by the respective shareholders of each Portfolio. Under the terms of the Exemptive Order, the New Advisers were allowed to receive advisory fees pursuant to the New Advisory Agreements, provided that such fees would be held in escrow pending shareholder approval of the New Advisory Agreements. In accordance with the Exemptive Order, the advisory fees paid by the Portfolios to the New Advisers, as applicable, under the New Advisory Agreements have been held in escrow and the Portfolios expect to continue to deposit such fees in escrow until approval of the New Advisory Agreements by the respective shareholders of the Portfolios has been obtained. As of August 31, 1998, the amount in escrow totaled $118,573.

      The Funds, as shareholders of the Portfolios, are not being asked to approve or disapprove the Merger; rather, they are being asked under these proposals to approve and continue the New Advisory Agreements for the Portfolios. OTHER THAN IDENTIFICATION OF THE NEW ADVISERS, AND THE EXECUTION AND TERMINATION DATES OF THE AGREEMENTS, THE NEW ADVISORY AGREEMENTS, WHICH HAVE BEEN IN EFFECT SINCE JUNE 29, 1998, ARE IDENTICAL IN FORM AND TERMS TO THE PRIOR ADVISORY AGREEMENTS. The advisory fee rate charged to the Portfolios under the Prior Advisory Agreements have continued to apply under the

New Advisory Agreements. In addition, the Portfolios can expect to continue to receive the same level of services under the New Advisory Agreements as they received under the Prior Advisory Agreements. The New Advisers do not anticipate any material changes, nor have there been any material changes, in the personnel who currently provide services to the Portfolios under the New Advisory Agreements as compared to the personnel who provided investment advisory services under the Prior Advisory Agreements. The New Advisers have represented to the Board of the Trust that they will present to the Board any and all changes in senior management personnel affecting the management of a Portfolio.


THE NEW ADVISORY AGREEMENTS

      Each of the New Advisory Agreements, the forms of which are attached to this Proxy Statement as Exhibits A, B and C, became effective as of June 29, 1998, the date of the consummation of the Merger. If shareholders approve the New Advisory Agreements, each of the agreements will remain in effect for an initial term of two years from its effective date, and may be renewed annually thereafter by specific approval of the respective Board or shareholders of the applicable Portfolios. All of the terms and provisions of the New Advisory Agreements, other than their effective date, termination date and identification of the New Adviser, are the same as those of the Prior Advisory Agreements.

      Under the terms of the New Advisory Agreements, as under the Prior Advisory Agreements, the New Advisers, as applicable, agree to furnish the Portfolios with investment advisory services in connection with a continuous investment program for the Portfolios, which is to be managed in accordance with the investment objective, investment policies and restrictions of the Portfolios as set forth in the Prospectus and Statement of Additional Information and in accordance with the by-laws of the respective Portfolios. Subject to the supervision and control of the Portfolios' Boards, each New Adviser agrees, in its discretion, (a) to act in strict conformity with the Portfolios' Articles of Incorporation and by-laws, the 1940 Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), (b) manage the assets of the Portfolios in accordance with the Portfolios' investment objectives and policies as stated in its Prospectus and Statement of Additional Information as from time to time in effect, (c) make general investment decisions for the Portfolios, including decisions concerning (i) the specific types of securities to be held by the Portfolios and the proportion of the Portfolios' assets that should be allocated to such investments during particular market cycles and (ii) the specific issuers whose securities will be purchased or sold by the Portfolios, and (d) supply administrative, clerical and professional support and general assistance in all aspects of the Portfolios' operations. In providing these services, the New Advisers, as applicable, will supervise the Portfolios' investments generally and conduct a continual program of evaluation of its assets. Under the New Advisory Agreements, as under the Prior Advisory Agreements, the New Advisers, as applicable, will obtain and evaluate pertinent information materially affecting the Portfolios and furnish the Portfolios with information regarding such developments as necessary.

      THE ADVISORY FEE RATE CHARGED TO THE PORTFOLIOS UNDER THE APPLICABLE NEW ADVISORY AGREEMENTS IS THE SAME AS THE ADVISORY FEE RATE CHARGED UNDER THE PRIOR ADVISORY AGREEMENTS. Under the New Advisory Agreements, New UBS is paid a fee for its services calculated daily and paid monthly, equal, on annual basis, to the following:

      FUND                                          RATE
      ----                                          ----
      Bond Portfolio                               .45 of 1.00%
      High Yield Bond Portfolio                    .45 of 1.00%
      Value Equity Portfolio                       .60 of 1.00%
      Large Cap Growth Portfolio                   .60 of 1.00%
      Small Cap Portfolio                          .60 of 1.00%
      International Equity Portfolio               .85 of 1.00%



      Pursuant to the New Advisory Agreements (sub-advisory agreements) between UBS-NY Branch and UBS Brinson, UBS-NY Branch will pay UBS Brinson a fee, calculated daily and paid monthly, equal, on an annual basis, to the following rates:

   High Yield Bond             0.25% of the Portfolio's first $25 Portfolio
                               million average daily net assets, 0.20% of
                               the Portfolio's next $25 million average daily
                               net assets and 0.15% of the Portfolio's average
                               daily net assets in excess of $50 million.

   Large Cap Growth Portfolio  0.30% of the Portfolio's first $25 Portfolio million average daily net assets, 0.25% of the Portfolio's next $25 million average daily net assets and 0.20% of the Portfolio's average daily net assets in excess of $50 million.

   Small Cap Portfolio         0.40% of the Portfolio's first $25 million
                               average daily net assets, 0.325% of the
                               Portfolio's next $25 million average daily net
                               assets and 0.25% of the Portfolio's average daily
                               net assets in excess of $50 million.

      Pursuant to the New Advisory Agreement (a sub-advisory agreement) between UBS-NY Branch and P&DII, UBS-NY Branch will pay P&DII a fee, calculated daily and payable monthly, at an annual rate equal to 0.75% of the International Equity Portfolio's first $20 million of average net assets, 0.50% of the next $30 million of average net assets, and 0.40% of the Portfolio's average net assets in excess of $50 million.

      UBS-NY BRANCH, AND NOT THE TRUST OR ITS PORTFOLIOS, IS SOLELY RESPONSIBLE FOR PAYING UBS BRINSON AND P&DII THESE FEES.

      Under the New Advisory Agreements, each New Adviser shall exercise its best judgment in rendering its advisory services. The New Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolios in connection with the matters to which the New Advisory Agreements relate, provided that nothing therein shall be deemed to protect or purport to protect any New Adviser against any liability to the Portfolios or to its shareholders to which the New Adviser could otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the New Adviser's reckless disregard of its obligations and duties under the New Advisory Agreements.

      If approved, the New Advisory Agreements will remain in effect until June 29, 2000 (unless sooner terminated), and shall remain in effect from year to year thereafter if approved annually (1) by the Portfolios' Boards or by the holders of a majority of the Portfolios' respective outstanding voting securities (i.e., the Funds) and (2) by a majority of the respective Portfolios' Boards who are not parties to the New Advisory Agreements, or "interested persons" (as defined in the 1940 Act) of any such party. Like the Prior Advisory Agreements, the New Advisory Agreements will terminate upon assignment by any party and are terminable, without penalty, on 60 days' written notice by the Portfolios' Boards or by a "majority" vote of the shareholders of the Portfolios (as defined in the 1940 Act) or upon 60 days' written notice by a New Adviser.

      The services of a New Adviser are not deemed to be exclusive and nothing in the New Advisory Agreements prevent it or its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Portfolios) or from engaging in other activities. In addition, the New Advisers are obligated to pay expenses associated with providing the services contemplated by the New Advisory Agreements. The Portfolios bear certain other expenses including the fees of the Portfolios' Boards. The Portfolios also pay any extraordinary expenses incurred.

THE NEW ADVISERS

      As stated above, UBS and UBSAM-NY are the only advisers undergoing a change in corporate organization as a result of the Merger. New UBS -- like UBS-NY Branch -- is a bank and, therefore, not required to register as an investment adviser under the Advisers Act. New UBS will also continue to be engaged in (i) a broad range of banking activities through branches and banking subsidiaries throughout Switzerland, and through branches, agencies, representative offices and subsidiaries in more than 40 cities outside Switzerland and in (ii) other banking and bank-related activities typical of the world's major international banks, including fiduciary, investment advisory and custodial services, foreign exchange and underwriting in the United States, Swiss and European capital markets. In addition to providing investment advisory services to the Portfolios, New UBS also will continue to serve as investment adviser to approximately 250 funds. As of June 1, 1998, UBS had over $120 billion of assets under management, including $300 million of assets in the Trust.


      New UBS will continue to conduct the majority of its private banking business in the United States through its New York branch. Through New UBS' asset management department, UBS-NY Branch is the investment adviser to the Corporation, which has approximately $130 million in aggregate net assets at June 1, 1998. UBS-NY Branch also will continue to render investment advisory services to other advisory clients, principally individuals.

      The names and titles of the current directors and executive officers of UBS-NY Branch are set forth below. Except as indicated, the business address of the individuals named below is 10 East 50th Street, New York, New York 10022 and their positions at UBS-NY Branch constitute their principal occupation.


NAME                              TITLE
----                              -----

Dr. HansPeter A. Lochmeier        Senior Managing Director

J. Michael Gaffney                Managing Director and Chief Investment Officer

Lawrence E. Gore                  Managing Director

Jean M. Martin                    Managing Director

Alfredo F. Roth                   Managing Director

Paul Eckstein                     Vice President



      UBS Brinson, sub-investment adviser to the High Yield Bond Portfolio, the Large Cap Growth Portfolio and the Small Cap Portfolio, also will continue to render investment advisory services to non-fund advisory clients, principally institutions. These accounts had aggregate assets of over $20.8 billion at June 30, 1998. UBS Brinson is a part of the UBS Brinson Division of New UBS. The UBS Brinson Division is the institutional asset management division of New UBS and manages assets worldwide with offices in Chicago, Bahrain, Basel, Frankfurt, Geneva, Hong Kong, London, Melbourne, New Hampshire, New York, Paris, Rio de Janeiro, Singapore, Sydney, Tokyo and Zurich.


      The names and titles of the current directors and executive officers of UBS Brinson are set forth below. Except as indicated, the business address of the individuals named below is 10 East 50th Street, New York, New York
10022 and their positions at UBS Brinson constitute their principal occupation.


NAME                             TITLE
----                             -----
Samuel W. Anderson               Director and President
Henry Doorn, Jr.                 Director and Treasurer
George M. Jamgochian             Director and Deputy President
Benjamin F. Lenhardt, Jr.        Director
Mark F. Kemper                   Secretary
Brian E. Pechtold                Assistant Treasurer
James M. Kupczyk                 Assistant Treasurer
Karen de la Vega                 Assistant Treasurer


      P&DII, sub-investment adviser to the International Equity Portfolio, is a subsidiary of Phillips & Drew Limited ("Phillips & Drew") and substantially all of its London personnel are dually employed by Phillips & Drew. P&DII will continue to render services to other advisory clients. At June 30, 1998, P&DII advised non-fund advisory client accounts aggregating approximately $7.8 billion in assets. Phillips & Drew, which is not a registered adviser, is the parent company of other asset management subsidiaries located in the United Kingdom which render advisory services to non-U.S. clients. P&DII's assets under management at June 30, 1998 were approximately $7.9 billion.


      The names and titles of the current directors and executive officers of P&DII are set forth below. Except as indicated, the business address of the individuals named below is Triton Court, 14 Finsbury Square, London EC2A 1PD, United Kingdom and their positions at P&DII constitute their principal occupation.


NAME                                TITLE
----                                -----
Paul T. Yates                       President and Managing Director
Paul Meredith                       Executive Chairman

NAME                                TITLE
----                                -----

Jeffrey Hayes                       Director
David J. Gold                       Chief Financial Officer
Gill Clarke                         Compliance Officer

SECTION 15(f) OF THE 1940 ACT

      Section 15 of the 1940 Act provides that when a change of control of an investment adviser to an investment company occurs, the investment adviser or any of its affiliated person may receive an amount or benefit in connection therewith as long as two conditions are satisfied.

      First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term "unfair burden" includes any arrangement during the two
(2) year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the 1940 Act) of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale or other property to, or on behalf of the investment company (other than fees for bona fide brokerage and principal underwriting services). The Portfolios' Boards have not been advised by the New Adviser of any circumstances arising from the Merger that might result in an unfair burden being imposed on the Portfolios.

      The second condition is that, during the three (3) year period immediately following the Merger, at least 75% of the members of the Portfolios' Boards must not be "interested persons" of the New Advisers (after the Merger) or the predecessor investment adviser within the meaning of the 1940 Act.

RECOMMENDATION OF THE BOARDS

      Each Trustee of the Trust is also a Director of the Corporation. At a meeting of the Boards held on May 12, 1998 called for the purpose of, among other things, voting on approval of the New Advisory Agreements, the Boards, including the Independent Directors/Trustees, unanimously approved the New Advisory Agreements. In reaching this conclusion, the Boards obtained from UBS and SBC such information as they deemed reasonably necessary to approve the New Advisers as investment advisers to the Portfolios and considered a number of factors, including, among other things, the continuity of the management of the Portfolios after the Merger; the nature, scope and quality of services that the New Advisers would likely provide to the Portfolios; the quality of the personnel of the New Advisers; the New Advisers' commitment to continue to provide such services in the future; the maintenance of the identical advisory fee rate; the materially and substantively identical nature of the Prior Advisory Agreements and New Advisory Agreements; and the potential impact of the Merger on the foregoing. Based on the factors discussed above, the Boards determined that the New Advisory Agreements are fair and reasonable and in the best interest of the Portfolios and their respective shareholders.

      THEREFORE, AFTER CAREFUL CONSIDERATION, THE BOARDS, INCLUDING THE INDEPENDENT DIRECTORS/TRUSTEES, RECOMMENDS THAT THE RESPECTIVE SHAREHOLDERS OF THE PORTFOLIOS VOTE "FOR" THE APPROVAL OF THE NEW ADVISORY AGREEMENTS AS SET FORTH IN THESE PROPOSALS. IF THE NEW ADVISORY AGREEMENTS ARE APPROVED BY THE SHAREHOLDERS OF THE FUNDS, SUCH APPROVAL WILL RATIFY THE APPROVAL BY THE BOARDS ON MAY 12, 1998.

                                  PROPOSAL III

                     ELECTION OF BOARD OF DIRECTORS/TRUSTEES

      Four Directors/Trustees, constituting the entire Board of Directors/Trustees of the Corporation and the Trust, are to be elected at the Special Meeting to serve until their successors have been duly elected and qualified or until their earlier resignation or removal. The names and ages of the nominees, their principal occupations during the past five years and certain of their other affiliations are given below. Three of the nominees have been Directors/Trustees of the Corporation and the Trust since their inception; one nominee, Dr. Frank K. Reilly, was selected by the non-interested members of the Boards and elected by the full Boards to fill a vacancy resulting from the need to expand the Boards in order to ensure compliance with Section 15(f) of the 1940 Act. No Director/Trustee of the Corporation and the Trust serves as an officer of the Funds and the Portfolios, respectively. Each of the nominees has agreed to serve if elected at the Special Meeting. It is the intention of the persons designated as proxies in the Proxy, unless otherwise directed therein, to vote at the Special Meeting for the election of the nominees named below as the entire Board of Directors/Trustees. If any nominee is unable or unavailable to serve, the persons named in the Proxies will vote the Proxies for such other person as the Boards may recommend.


                                   POSITION WITH THE
NAME ADDRESS AND AGE               CORPORATION/TRUST       PRINCIPAL OCCUPATIONS DURING THE LAST FIVE YEARS
--------------------               -----------------       ------------------------------------------------
Peter                              Director/Trustee        UBS Investor Portfolios Trust,
Lawson-Johnston'D'                                         Trustee (February 1996-Present);
10 East 50th Street                                        Zemex Corporation (mining), Chairman
New York, NY 10022                                         of the Board and Director
Age: 71                                                    (1990-Present); The McGraw-Hill
                                                           Companies, Inc. (publishing),
                                                           Director (1990-1997); National
                                                           Review, Inc. (publishing), Director
                                                           (1990-Present); Guggenheim Brothers
                                                           (real estate)--venture capital
                                                           partnership), Senior Partner
                                                           (1990-Present); Elgerbar Corporation
                                                           (holding company), President and Director
                                                           (1990-Present); The Solomon R.
                                                           Guggenheim Foundation (operates the
                                                           Guggenheim Museums in New York and
                                                           Bilbao, Spain and the Peggy Guggenheim
                                                           Collection in Venice, Italy), President
                                                           (1990-1995), Chairman and Trustee
                                                           (1995-Present); The Harry Frank
                                                           Guggenheim Foundation (charitable
                                                           organization), Chairman of the Board and
                                                           Director (1990-Present).


Dr. HansPeter Lochmeier*         Director/Trustee          UBS Investor Portfolios Trust (mutual
10 East 50th Street               Chairman of              fund), Trustee (February
New York, New York 10022           each Board              1996-Present); Union Bank of
Age: 55                                                    Switzerland (Investment Services
                                                           Department), Division Head.


                                   POSITION WITH THE
NAME ADDRESS AND AGE               CORPORATION/TRUST       PRINCIPAL OCCUPATIONS DURING THE LAST FIVE YEARS
--------------------               -----------------       ------------------------------------------------
Dr. Frank K. Reilly                 Director/Trustee       University of Notre Dame, Professor
College of Business                                        (1982-Present); Brinson Relationship
  Administration                                           Funds, Trustee (September
University of Notre Dame                                   1994-Present); Director of The
208 Hurley Building                                        Brinson Funds, Inc. (1992-1993);
Notre Dame, IN 46556                                       Brinson Trust Company, Trustee
Age:  61                                                   (1992-July 1993); Battery Park High
                                                           Yield Fund, Director (1996-Present);
                                                           Fort Dearborn Income Securities, Inc.,
                                                           Director (1993-Present); First
                                                           Interstate Bank of Wisconsin, Director
                                                           (January 1989-March 1990); Greenwood
                                                           Trust Company, Director (1993-Present);
                                                           Morgan Stanley Dean Witter Trust, FSB,
                                                           Director (1996-Present); and NIBCO, Inc.
                                                           (plumbing valve distributor), Director
                                                           (1993-Present).

Timothy M. Spicer, CPA'D'           Director/Trustee       UBS Investor Portfolio Trust, Trustee
10 East 50th Street                                        (February 1996-Present); San
New York, New York 10022                                   Francisco Sentry Investment Group (an
Age: 49                                                    investment adviser and venture
                                                           capital firm), President and Chief
                                                           Operating Officer (1995-Present);
                                                           Ensemble Information Systems
                                                           (software and electronic information
                                                           provider), Co-Founder, Chairman of
                                                           the Board and Chief Executive Officer
                                                           (1990-Present); Amanda Venture
                                                           Investors (AVI) (a venture capital firm),
                                                           Managing Partner (1995-Present); CoreLink
                                                           Resources (provides mutual fund related
                                                           services to small and medium sized banks),
                                                           Director (1993-1996); PM Squared (health
                                                           care information service company),
                                                           Director (1996-Present); Vixel Corporation
                                                           (fibre-channel company), Director
                                                           (1996-Present); Smith & Hawken (mail
                                                           order supplier of gardening tools
                                                           and clothing), Director and Chief
                                                           Financial Officer (1990-1992); Concord
                                                           Holding Corporation (provides distribution
                                                           and administrative services to mutual
                                                           funds), Director (1989-1995); active in
                                                           civic/charitable organizations in the San
                                                           Francisco Bay area, including Pacific
                                                           Swimming, Big Brothers/Big Sisters and
                                                           United Way.

------------------
* "Interested Person" within the meaning of Section 2(a)(19) of the 1940 Act. 'D' Member of the Audit Committee and the Valuation Committee of each Board.


      Each Board has established an Audit Committee and a Valuation Committee. The Audit Committee meets with the Corporation's/Trust's independent accountants to review the financial statements of the Corporation/Trust, the adequacy of internal controls and the accounting procedures and policies of the Corporation/Trust, and reports on such matters to the Board. The Valuation Committee meets to value the portfolio securities of each Portfolio and reports on such matters to the Board. The Boards do not have compensation committees. During 1997, the Boards held five meetings, the Audit Committees held one meeting and the Valuation Committees held no meetings.

      The following table sets forth the compensation received by the Corporation's/Trust's Directors/Trustees for their services during 1997:

                                                         PENSION OR                                      TOTAL
                              AGGREGATE             RETIREMENT BENEFITS                              COMPENSATION
                            COMPENSATION             ACCRUED AS PART OF        ESTIMATED ANNUAL         FROM THE
                              FROM THE               CORPORATION/TRUST           BENEFITS UPON     COMPLEX** PAID TO
 NAME OF PERSON              CORPORATION                  EXPENSES                 RETIREMENT      DIRECTORS/TRUSTEES
 --------------           -----------------          ------------------        -----------------  ---------------------
Mr Lawson-Johnston             $11,250                       0                         0                 $23,250
Dr. Lochmeier                        0                       0                         0                       0
Mr. Spicer                     $11,250                       0                         0                 $23,250

-----------------
* The noted amounts are for the fiscal year ended December 31, 1997. The Directors/Trustees are also reimbursed for all reasonable expenses incurred during the execution of their duties.

**  The Complex consists of the Corporation and the Trust.


RECOMMENDATION OF THE BOARDS

      Each Trustee of the Trust is also a Director of the Corporation. At a meeting of the Boards held on September 1, 1998, the Boards, based on a recommendation of the Directors/Trustees who are not interested persons of the Corporation and the Trust, unanimously approved the election of the Director/Trustee Nominees. In reaching this conclusion, the Boards obtained from the nominees such information as they deemed reasonably necessary to approve the nominees and considered a number of factors, including, among other things, the continuity of the management of the Portfolios after the Merger; the nature, scope and quality of services that the nominees would likely provide to the Portfolios; the desirability of complying with Section 15(f) of the 1940 Act; and the potential impact of the Merger on the foregoing. Based on the factors discussed above, the Boards determined that the election of Directors/Trustees is in the best interest of the Fund and the Corporation and their respective shareholders.

      THEREFORE, AFTER CAREFUL CONSIDERATION, THE BOARDS, INCLUDING THE INDEPENDENT DIRECTORS/TRUSTEES, RECOMMENDS THAT THE RESPECTIVE SHAREHOLDERS OF THE PORTFOLIOS VOTE "FOR" THE ELECTION OF DIRECTORS/TRUSTEES AS SET FORTH IN THIS PROPOSAL. IF THE DIRECTOR/TRUSTEE NOMINEES ARE APPROVED BY THE SHAREHOLDERS OF THE FUNDS, SUCH APPROVAL WILL RATIFY THE APPROVAL BY THE BOARDS ON SEPTEMBER 1, 1998.

                                  VOTE REQUIRED

      Approval of each Proposal requires the affirmative vote of a "majority" of the outstanding shares of the applicable Fund as a shareholder of its corresponding Portfolio. "Majority" (as defined in the 1940 Act) means the lesser of (a) 67% or more of the shares of the applicable Fund present at the Special Meeting if the holders of more than 50% of the outstanding shares of the applicable Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the applicable Fund. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on such proposals.

      If the New Advisory Agreements are approved by the shareholders, each agreement will terminate two years after its effective date absent annual continuance. If a New Advisory Agreement is not approved at the Special Meeting, the applicable Portfolio will be without an investment adviser or sub-adviser, as the case may be, and the advisory fees held in escrow will be paid over to such

Portfolio. In such event, the Portfolio's Board will consider what other action is appropriate based upon the interests of its shareholders.

      If the Director/Trustee Nominees are elected by the shareholders, each Director/Trustee Nominee will serve until his successor is duly elected and qualified or until his earlier resignation or removal. If the Director/Trustee Nominees are not elected, the applicable Fund or Portfolio will be without a full Board of Directors/Trustees and may not be in compliance with Section 15(f). In such event, the Board(s) will consider what action is appropriate based upon the interests of its shareholders.

--------------------------------------------------------------------------------
  THE BOARDS, INCLUDING THE INDEPENDENT DIRECTORS/TRUSTEES, RECOMMEND THAT THE
            SHAREHOLDERS VOTE "FOR" APPROVAL OF PROPOSALS I, II AND III.
                       ANY UNMARKED PROXIES WILL BE SO VOTED.
--------------------------------------------------------------------------------

      The Board is not aware of any other matters that will come before the Special Meeting. Should any other matter properly come before the Special Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

                                     * * * *

      The Funds do not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the respective Fund, as appropriate, at the address set forth on the cover of this Proxy Statement.

------------------------------------------------------------------------
SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND
  WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN
      THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.
        NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

------------------------------------------------------------------------

                                 By Order of the Board of Directors,

                                 Susan B. Mosher, Secretary


September 15, 1998


------------------------------------------------------------------------
THE BOARD OF DIRECTORS OF EACH FUND HOPES THAT SHAREHOLDERS WILL ATTEND
 THE SPECIAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED
    TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY OR VOTING
         INSTRUCTION CARD IN THE ACCOMPANYING ENVELOPE. PROMPT
            RESPONSE PRIOR TO OCTOBER 13, 1998 WILL GREATLY
                FACILITATE ARRANGEMENTS FOR THE SPECIAL
                     MEETING AND YOUR COOPERATION
                         WILL BE APPRECIATED.
------------------------------------------------------------------------

                                                                         ANNEX I



BOND FUND:

NAME AND ADDRESS                                           SHARES HELD               PERCENT OWNERSHIP
----------------                                           -----------               -------
Union Bank of Switzerland, NY Branch                        19,417.181                   14.17
10 East 50th Street
New York, NY 10022

Howard Smith & Levin LLP                                    15,343.883                   11,20
Profit Sharing Plan
1330 Avenue of the Americas
New York, NY 10019

Light & Co.                                                  7,602.769                    5.55
c/o FMB Trust Co. NA
Security Processing 101-610
PO Box 1596
Baltimore, MD 21203-1596

UBS AG                                                       7,521.281                    5.49
1345 Avenue of the Americas
New York, NY 10105







HIGH YIELD BOND FUND:

NAME AND ADDRESS                                           SHARES HELD               PERCENT OWNERSHIP
----------------                                           -----------               -------
Union Bank of Switzerland, NY Branch                        50,069.053                   24.91
10 East 50th Street
New York, NY 10022

Union Bank of Switzerland, NY Branch                        36,771.821                   18.30
10 East 50th Street
New York, NY 10022

Union Bank of Switzerland, NY Branch                        16,086.035                    8.00
10 East 50th Street
New York, NY 10022

Union Bank of Switzerland, NY Branch                        16,086.035                    8.00
10 East 50th Street
New York, NY 10022

Union Bank of Switzerland, NY Branch                        10,724.024                    5.34
10 East 50th Street
New York, NY 10022

VALUE EQUITY FUND:

NAME AND ADDRESS                                           SHARES HELD               PERCENT OWNERSHIP
----------------                                           -----------               ----------------
Charles E. Exley, Jr. & Sara Y. Exley TR                   16,361.095                     8.86
Charles E. Exley, Jr. Trust
2350 Kettering Tower
Dayton, OH 45423

Union Bank of Switzerland, NY Branch                       12,987.368                     7.04
10 East 50th Street
New York, NY 10022

Union Bank of Switzerland, NY Branch                       12,376.161                     6.71
10 East 50th Street
New York, NY 10022

Union Bank of Switzerland, NY Branch                        9,953.655                     5.39
10 East 50th Street
New York, NY 10022

LARGE CAP FUND:

NAME AND ADDRESS                                           SHARES HELD               PERCENT OWNERSHIP
----------------                                           -----------               -------
Union Bank of Switzerland, NY Branch                         9,310.709                   19.72
10 East 50th Street
New York, NY 10022

Howard Smith & Levin LLP                                     7,727.845                   16.37
Profit Sharing Plan
1330 Avenue of the Americas
New York, NY 10019

Union Bank of Switzerland, NY Branch                         4,253.072                    9.01
10 East 50th Street
New York, NY 10022

Union Bank of Switzerland, NY Branch                         3,563.695                    7.55
10 East 50th Street
New York, NY 10022

CRC Asset Management Corp.                                   2,561.738                    5.43
Two University Plaza
Suite 411
Hackensack, NJ 07601

Union Bank of Switzerland, NY Branch                         2,412.273                    5.11
10 East 50th Street
New York, NY 10022



SMALL CAP FUND:

NAME AND ADDRESS                                           SHARES HELD               PERCENT OWNERSHIP
----------------                                           -----------               -----------------
Union Bank of Switzerland, NY Branch                        25,000.000                   11.90
10 East 50th Street
New York, NY 10022

Union Bank of Switzerland, NY Branch                        20,391.945                    9.71
10 East 50th Street
New York, NY 10022

Howard Smith & Levin LLP                                    13,357.844                    6.36
Profit Sharing Plan
1330 Avenue of the Americas
New York, NY 10019

Union Bank of Switzerland, NY Branch                        12,068.222                    5.74
10 East 50th Street
New York, NY 10022



INTERNATIONAL EQUITY FUND:

NAME AND ADDRESS                                           SHARES HELD               PERCENT OWNERSHIP
----------------                                           -----------               -------
Union Bank of Switzerland, NY Branch                        13,861.784                    5.59
10 East 50th Street
New York, NY 10022

Union Bank of Switzerland, NY Branch                        13,440.063                    5.42
10 East 50th Street
New York, NY 10022

Union Bank of Switzerland, NY Branch                        12,944.320                    5.22
10 East 50th Street
New York, NY 10022

                                                             EXHIBIT A

                    FORM OF INVESTMENT ADVISORY AGREEMENT

                                    FORM OF
                         INVESTMENT ADVISORY AGREEMENT


         Agreement, made this ___ day of ________ 199_, between UBS Investor Portfolios Trust, a trust organized under the laws of the State of New York (the "Trust"), on behalf of its series known as UBS ________________ Portfolio (the "Portfolio"), and UBS A.G., New York Branch (the "Adviser").

         WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"); and

         WHEREAS, the Portfolio, a diversified mutual fund, desires to retain the Adviser to render investment advisory and certain related administrative services, and the Adviser is willing to render such services;

         NOW, THEREFORE, this Agreement

                              W I T N E S S E T H:

that in consideration of the premises and mutual promises hereinafter set forth, the parties hereto agree as follows:

         1. The Portfolio hereby appoints the Adviser to act as investment adviser to the Portfolio for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Adviser may enter into an agreement (the "Sub-Advisory Agreement") with ___________________ (the "Sub-Adviser") pursuant to which the Sub-Adviser shall furnish to the Portfolio the investment advisory services specified in such agreement. In such event, the Adviser will continue to have responsibility for all investment advisory services furnished pursuant to the Sub-Advisory Agreement.

         2. Subject to the general supervision of the Trustees of the Trust and subject to the terms of the Sub-Advisory Agreement, if any, the Adviser shall oversee the investment operations of the Portfolio and the composition of the Portfolio's holdings of securities and other investments, including commodities and commodities contracts, cash, the purchase, retention and disposition thereof and agreements relating thereto, in accordance with the Portfolio's investment objective and policies as stated in the Registration Statement (as defined in paragraph 3(d) of this Agreement) and in particular in conjunction with the Sub-Adviser:

                 (a) the Adviser shall furnish a continuous investment program for the Portfolio and review from time to time the determination by its Sub-Adviser of the securities, commodities, commodity contracts and other investments to be purchased, retained, sold or lent by the Portfolio, and the portion of the assets to be invested or held uninvested as cash;

                 (b) the Adviser shall use the same skill and care in the overseeing of the Portfolio's investments as it uses in the administration of other accounts for which it has investment responsibility as agent;

                 (c) the Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Declaration of Trust, Bylaws and Registration Statement of the Trust and with the instructions and directions of the Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations;

                 (d) the Adviser shall oversee the performance of the Sub-Adviser in connection with its responsibility as agent of the Portfolio to effect portfolio transactions, all as provided in paragraph 2(d) of the Sub-Advisory Agreement.

                 (e) the Adviser shall maintain records with respect to the Portfolio's securities transactions as required by Section 31 of the 1940 Act and the rules and regulations thereunder, to the extent such records are necessary or appropriate to record the Adviser's transactions with respect to the Portfolio;

                 (f) the Adviser shall establish performance standards for the Portfolio's third-party service providers and oversee and evaluate the performance of such entities, provide and present quarterly management reports to the Trustees and supervise the preparation of reports for Portfolio shareholders, and the Adviser assumes no liabilities or responsibilities for the performance of the third-party service providers it is overseeing or any other responsibilities under this Agreement other than to render the services called for hereunder, on the terms and conditions provided herein; and

                 (g) the investment management services of the Adviser to the Portfolio under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

         3. The Portfolio has delivered copies of each of the following documents to the Adviser and will promptly notify and deliver to it all future amendments and supplements, if any:

                 (a) Declaration of Trust of the Trust (such Declaration of Trust, as presently in effect and as amended from time to time, is herein called the "Declaration of Trust");

                 (b) Bylaws of the Trust (such Bylaws, as presently in effect and as amended from time to time, are herein called the "Bylaws");

                 (c) Certified resolutions of the Trustees of the Trust authorizing the appointment of the Adviser and approving the form of this Agreement;

                 (d) The Trust's Notification of Registration on Form N-8A and its Registration Statement on Form N-1A (No. 811-7553) each under the 1940 Act (the "Registration Statement"), each as filed with the Commission on February 28, 1996, and all amendments thereto.

         4. The Adviser agrees that all records that it maintains for the Portfolio pursuant to paragraphs 2(e) and 2(f) of this Agreement are the property of the Portfolio and it will promptly surrender copies of any of such records to the Portfolio upon the Portfolio's request.

         5. During the term of this Agreement the Adviser will pay all expenses incurred by it in connection with its activities under this Agreement, other than the cost of securities and investments purchased or sold for the Portfolio (including taxes and brokerage commissions, if any).

         6. For the services provided and the expenses borne pursuant to this Agreement, the Portfolio will pay to the Adviser as full compensation therefor a fee at an annual rate equal to ___% of the Portfolio's average daily net assets. This fee will be computed daily and payable monthly.

         7. The Trust shall not use the name of the Adviser or any of its affiliates in the registration statement or other material relating to the Trust and the Portfolio in a manner not approved by the Adviser prior thereto in writing; provided, however, that the approval of the Adviser shall not be required for any use of its or any affiliate's name that merely refers in accurate and factual terms to the Adviser's appointment hereunder or that is required by the Securities and Exchange Commission or any other appropriate regulatory, governmental or judicial authority; provided, further, that in no event shall such approval be unreasonably withheld or delayed.

         8. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

         9. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust on behalf of the Portfolio at any time, without the payment of any penalty, by vote of a majority of all the Trustees of the Trust or by "vote of a majority of the outstanding voting securities" of the Portfolio (as defined in the 1940 Act and a rule thereunder) on 60 days' written notice to the Adviser, or by the Adviser at any time, without the payment of any penalty, on 60 days' written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its "assignment" (as defined in the 1940 Act).

         10. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Trustees of the Trust from time to time, have no authority to act for or represent the Portfolio in any way or otherwise be deemed an agent of the Portfolio.


         11. Notices of any kind to be given to the Adviser by the Trust shall be in writing and shall be duly given if mailed or delivered to the Adviser at _________________________________________, Attention: General Counsel, with a copy to __________ at UBS A.G., New York Branch, 10 East 50th Street, New York, New York 10022, or at such other address or to such other individual as shall be specified by the Adviser to the Trust. Notices of any kind to be given to the Trust by the Adviser shall be in writing and shall be duly given if mailed or delivered to the Trust c/o IBT Trust Company (Cayman) Ltd. at P.O. Box 501, Cardinal Avenue, George Town, Grand Cayman BWI or at such other address or to such other individual as shall be specified by the Trust to the Adviser.


         12. The Trustees have authorized the execution of this Agreement in their capacity as Trustees and not individually, and the Adviser agrees that neither the shareholders nor the Trustees nor any officer, employee, representative or agent of the Trust shall be personally liable upon, or shall resort be had to their private property for the satisfaction of, obligations given, executed or delivered on behalf of or by the Portfolio and that the Trust shall look solely to the property of the Portfolio for the satisfaction of any claim hereunder.

         13. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

         14. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the ____ day of _____________ 199_.

                                     UBS INVESTOR PORTFOLIOS TRUST
                                     on behalf of

                                     UBS __________________ PORTFOLIO

                                     By:  _____________________________

                                     UBS A.G.,
                                      NEW YORK BRANCH

                                     By:  _____________________________

                                     By:  _____________________________

                                                                       EXHIBIT B

             FORM OF UBS BRINSON SUB-INVESTMENT ADVISORY AGREEMENT

                                     FORM OF
                        SUB-INVESTMENT ADVISORY AGREEMENT

     Agreement made as of ______________, 199_ by and between UBS A.G., New York Branch (the "Adviser") and UBS Brinson Inc. (hereinafter called the "Sub-Adviser").

                              W I T N E S S E T H:

         WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated ________, 199_ (the "Advisory Agreement") with UBS Investor Portfolios Trust, an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act") and organized as a trust under the laws of the State of New York (the "Trust") on behalf of one of its diversified mutual fund series, UBS ____________ Portfolio (the "Portfolio"), pursuant to which the Adviser will act as investment adviser to the Portfolio;

         WHEREAS, the Advisory Agreement contemplates that the Adviser may retain the Sub-Adviser to provide certain investment advisory services to the Portfolio in connection with the management of the Portfolio, and the Sub-Adviser is willing to render such investment advisory services; and

         WHEREAS, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940.

         NOW, THEREFORE, this Agreement

                              W I T N E S S E T H:

that in consideration of the premises and mutual promises hereinafter set forth, the parties hereto agree as follows:

         1. The Adviser hereby appoints the Sub-Adviser to act as sub-adviser to the Portfolio for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

         2. Subject to the general supervision of the Trustees of the Trust and the Adviser, the Sub-Adviser shall manage the investment operations of the Portfolio and the composition of the Portfolio's holdings of securities and other investments, including commodities and commodities contracts, cash, the purchase, retention and disposition thereof and agreements relating thereto, in accordance with the Portfolio's investment objective and policies as stated in the Registration Statement (as defined in paragraph 3(d) of this Agreement) and subject to the following understandings:

                 (a) the Sub-Adviser shall furnish a continuous investment program for the Portfolio and determine from time to time the securities, commodities, commodity contracts and other investments to be purchased, retained, sold or lent by the Portfolio, and the portion of the assets to be invested or held uninvested as cash;

                 (b) the Sub-Adviser shall use the same skill and care in the management of the Portfolio's investments as it uses in the administration of other accounts for which it has investment responsibility as agent;

                 (c) the Sub-Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Declaration of Trust, Bylaws and Registration Statement of the Trust and with the instructions and directions of the Trustees of the Trust and the Adviser and will conform to and comply with the requirements of the 1940 Act and all other applicable laws and regulations;

                 (d) the Sub-Adviser shall determine the securities to be purchased, sold or lent by the Portfolio and as agent for the Portfolio will effect portfolio transactions pursuant to its determinations either directly with the issuer or with any broker and/or dealer in such securities, commodities or commodities contracts; in placing orders, the Sub-Adviser will select the brokers and/or dealers as it shall deem appropriate in conformity with the policy with respect to brokerage as set forth in the Registration Statement; and the Sub-Adviser shall also determine whether or not the Portfolio shall enter into repurchase or reverse repurchase agreements;

                 On occasions when the Sub-Adviser deems the purchase or sale of a security, commodity or commodity contract to be in the best interest of the Portfolio as well as other customers of the Sub-Adviser and to the extent permitted by applicable law, the Sub-Adviser may, but shall not be obligated to, aggregate the securities to be so sold or purchased in order to obtain best execution, including lower brokerage commissions, if applicable. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio;

                 The Sub-Adviser may execute the Portfolio's brokerage (but not principal) transactions through an affiliate, provided that such transactions are effected in accordance with Rule 17e-1 under the 1940 Act and the Trust's procedures adopted thereunder as such may be amended from time to time;

                 (e) the Sub-Adviser shall maintain books and records with respect to the Portfolio's securities transactions in accordance with Rule 204-2 under the Investment Advisers Act of 1940 and shall render to the Trust's Trustees such periodic and special reports as the Trustees may reasonably request; and

                 (f) the investment advisory services of the Sub-Adviser to the Portfolio under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others.

         3. The Adviser has delivered copies of each of the following documents to the Sub-Adviser and will promptly notify and deliver to it all future amendments and supplements, if any:

                 (a) Declaration of Trust of the Trust (such Declaration of Trust, as presently in effect and as amended from time to time, is herein called the "Declaration of Trust");

                 (b) Bylaws of the Trust (such Bylaws, as presently in effect and as amended from time to time, are herein called the "Bylaws");

                 (c) Certified resolutions of the Trustees of the Trust authorizing the appointment of the Sub-Adviser and approving the form of this Agreement;

                 (d) The Trust's Notification of Registration on Form N-8A and its Registration Statement on Form N-1A (No. 811-7553) each under the 1940 Act (the "Registration Statement"), each as filed with the Commission on February 28, 1996, and all amendments thereto.

         4. The Sub-Adviser shall keep the Portfolio's books and records required to be maintained by it pursuant to paragraphs 2(e) of this Agreement. The Sub-Adviser agrees that all records that it maintains for the Portfolio are the property of the Portfolio and it will promptly surrender any of such records to the Portfolio upon the Portfolio's request.

         5. During the term of this Agreement the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement, other than the cost of securities and investments purchased or sold for the Portfolio (including taxes and brokerage commissions, if any).

         6. The Adviser shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement.

         7. For the services provided and the expenses borne pursuant to this Agreement, the Adviser will pay to the Sub-Adviser as full compensation therefor a fee at an annual rate equal to ______% of the Portfolio's first $_____ million of average daily net assets, plus _______% of the next $___ million of average daily net assets, plus ___% of the Portfolio's average daily net assets in excess of $___ million. This fee will be computed daily and payable monthly.

         8. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or the Portfolio in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

         9. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Adviser or by the Trust on behalf of the Portfolio at any time, without the payment of any penalty, on 60 days' written notice to the Sub-Adviser. Termination by the Trust shall be effected by vote of a majority of all the Trustees of the Trust or by "vote of a majority of the outstanding voting securities" of the Portfolio (as defined in the 1940 Act and a rule thereunder). The Sub-Adviser may also terminate this Agreement at any time, without the payment of any penalty, on 60 days' written notice to the Adviser and to the Trust. This Agreement will automatically and immediately terminate in the event of its "assignment" (as defined in the 1940 Act) or upon termination of the Advisory Agreement.

         10. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Trustees of the Trust and the

Adviser from time to time, have no authority to act for or represent the Portfolio in any way or otherwise be deemed an agent of the Portfolio.


         11. Notices of any kind to be given hereunder shall be in writing and shall be duly given if mailed or delivered as follows: (a) to the Adviser at ___ _____________________________________, Attention: General Counsel, with a copy to _____________ at UBS A.G., New York Branch, 10 East 50th Street, New
York, New York 10022; (b) to the Sub-Adviser at _______________, Attention:
President; (c) to the Trust, c/o IBT Trust Company (Cayman) Ltd., P.O. Box 501, Cardinal Avenue, George Town, Grand Cayman BWI; or (d) at such other address or to such other individual as any of the foregoing shall designate by notice to the others.


         12. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

         13. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the ___ day of ____________, 199_.


                                          UBS A.G.,
                                           NEW YORK BRANCH

                                          By:  _____________________________

                                          By:  _____________________________

                                          UBS BRINSON INC.

                                          By:  _____________________________

                                                                      EXHIBIT C


                      FORM OF P&DII SUB-INVESTMENT ADVISORY AGREEMENT

                       UBS INTERNATIONAL EQUITY PORTFOLIO
                        SUB-INVESTMENT ADVISORY AGREEMENT

        Agreement made as of ___________, 199_ by and between UBS A.G., New York Branch (the "Adviser") and Phillips & Drew International Investment Limited, a private limited company organized under the laws of England (hereinafter called the "Sub-Adviser").

                              W I T N E S S E T H:

        WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated __________, 199_ (the "Advisory Agreement") with UBS Investor Portfolios Trust, an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act") and organized as a trust under the laws of the State of New York (the "Trust") on behalf of one of its diversified mutual fund series, UBS International Equity Portfolio (the "Portfolio"), pursuant to which the Adviser will act as investment adviser to the Portfolio;

        WHEREAS, the Advisory Agreement contemplates that the Adviser may retain the Sub-Adviser to provide certain investment advisory services to the Portfolio in connection with the management of the Portfolio, and the Sub-Adviser is willing to render such investment advisory services; and

        WHEREAS, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 and is regulated in the United Kingdom in the conduct of its investment advisory business by Investment Management Regulatory Organization ("IMRO").

        NOW, THEREFORE, this Agreement

                              W I T N E S S E T H:

that in consideration of the premises and mutual promises hereinafter set forth, the parties hereto agree as follows:

        1. The Adviser hereby appoints the Sub-Adviser to act as sub-adviser to the Portfolio for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

        2. Subject to the general supervision of the Trustees of the Trust and the Adviser, the Sub-Adviser shall manage the investment operations of the Portfolio and the composition of the Portfolio's holdings of securities and other investments, including commodities and commodities contracts, cash, the purchase, retention and disposition thereof and agreements relating thereto, in accordance with the Portfolio's investment objective and policies as stated in the Registration Statement (as defined in paragraph 3(d) of this Agreement) and subject to the following understandings:

               a. the Sub-Adviser shall furnish a continuous investment program for the Portfolio and determine from time to time the securities, commodities, commodity contracts and other investments to be purchased, retained, sold or lent by the Portfolio, and the portion of the assets to be invested or held uninvested as cash;

               b. the Sub-Adviser shall use the same skill and care in the management of the Portfolio's investments as it uses in the administration of other accounts for which it has investment responsibility as agent;

               c. the Sub-Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Declaration of Trust, Bylaws and Registration Statement of the Trust and with the instructions and directions of the Trustees of the Trust and the Adviser and will conform to and comply with the requirements of the 1940 Act and all other applicable laws and regulations;

               d. the Sub-Adviser shall determine the securities to be purchased, sold or lent by the Portfolio and as agent for the Portfolio will effect portfolio transactions pursuant to its determinations either directly with the issuer or with any broker and/or dealer in such securities, commodities or commodities contracts; in placing orders, the Sub-Adviser will select the brokers and/or dealers as it shall deem appropriate in conformity with the policy with respect to brokerage as set forth in the Registration Statement; and the Sub-Adviser shall also determine whether or not the Portfolio shall enter into repurchase or reverse repurchase agreements;

               On occasions when the Sub-Adviser deems the purchase or sale of a security, commodity or commodity contract to be in the best interest of the Portfolio as well as other customers of the Sub-Adviser and to the extent permitted by applicable law, the Sub-Adviser may, but shall not be obligated to, aggregate the securities to be so sold or purchased in order to obtain best execution, including lower brokerage commissions, if applicable. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio;

               The Sub-Adviser may execute the Portfolio's brokerage (but not principal) transactions through an affiliate, provided that such transactions are effected in accordance with Rule 17e-1 under the 1940 Act and the Trust's procedures adopted thereunder as such may be amended from time to time;

               e. the Sub-Adviser shall maintain books and records with respect to the Portfolio's securities transactions in accordance with Rule 204-2 under the

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

        Investment Advisers Act of 1940 and shall render to the Trust's Trustees such periodic and special reports as the Trustees may reasonably request; and

               f. the investment advisory services of the Sub-Adviser to the Portfolio under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others.

        3. The Adviser has delivered copies of each of the following documents to the Sub-Adviser and will promptly notify and deliver to it all future amendments and supplements, if any:

               a. Declaration of Trust of the Trust (such Declaration of Trust, as presently in effect and as amended from time to time, is herein called the "Declaration of Trust");

               b. Bylaws of the Trust (such Bylaws, as presently in effect and as amended from time to time, are herein called the "Bylaws");

               c. Certified resolutions of the Trustees of the Trust authorizing the appointment of the Sub-Adviser and approving the form of this Agreement;

               d. The Trust's Notification of Registration on Form N-8A and its Registration Statement on Form N-1A (No. 811-7553) each under the 1940 Act (the "Registration Statement"), each as filed with the Commission on February 28, 1996, and all amendments thereto.

        4. The Sub-Adviser shall keep the Portfolio's books and records required to be maintained by it pursuant to paragraphs 2(e) of this Agreement. The Sub-Adviser agrees that all records that it maintains for the Portfolio are the property of the Portfolio and it will promptly surrender any of such records to the Portfolio upon the Portfolio's request.

        5. During the term of this Agreement the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement, other than the cost of securities and investments purchased or sold for the Portfolio (including taxes and brokerage commissions, if any).

        6. The Adviser shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement.

        7. For the services provided and the expenses borne pursuant to this Agreement, the Adviser will pay to the Sub-Adviser as full compensation therefor a fee at an annual rate equal to 0.75% of the Portfolio's first $20 million of average daily net assets, plus 0.50% of the next $30 million of average daily net assets, plus 0.40% of the Portfolio's average daily net assets in excess of $50 million. This fee will be computed daily and payable monthly.

        8. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or the Portfolio in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

        9. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Adviser or by the Trust on behalf of the Portfolio at any time, without the payment of any penalty, on 60 days' written notice to the Sub-Adviser. Termination by the Trust shall be effected by vote of a majority of all the Trustees of the Trust or by "vote of a majority of the outstanding voting securities" of the Portfolio (as defined in the 1940 Act and a rule thereunder). The Sub-Adviser may also terminate this Agreement at any time, without the payment of any penalty, on 60 days' written notice to the Adviser and to the Trust. This Agreement will automatically and immediately terminate in the event of its "assignment" (as defined in the 1940 Act) or upon termination of the Advisory Agreement.

        10. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Trustees of the Trust and the Adviser from time to time, have no authority to act for or represent the Portfolio in any way or otherwise be deemed an agent of the Portfolio.


        11. Notices of any kind to be given hereunder shall be in writing and shall be duly given if mailed or delivered as follows: (a) to the Adviser at ____________________, Attention: General Counsel, with a copy to _______________
at UBS A.G., New York Branch, 10 East 50th Street, New York, New York 10022;
(b) to the Sub-Adviser at Triton Court, 14 Finsbury Square, London, England
EC2A 1 PD, Attention: President; (c) to the Trust, c/o IBT Trust Company (Cayman) Ltd., P.O. Box 501, Cardinal Avenue, George Town, Grand Cayman BWI;
or (d) at such other address or to such other individual as any of the foregoing shall designate by notice to the others.


        12. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

        13. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

        IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the ____ day of ______ 199_.

                                             UBS A.G.,
                                               NEW YORK BRANCH



                                             By:  _____________________________



                                             By:  _____________________________



                                             PHILLIPS & DREW INTERNATIONAL
                                                  INVESTMENT LONDON LIMITED



                                             By:  _____________________________

                                                                      APPENDIX 1


                      [Use Different Colors for Each Fund]

                               FORM OF PROXY CARD

                        UBS PRIVATE INVESTOR FUNDS, INC.

                               _____________ Fund

                              10 East 50th Street
                            New York, New York 10022


                  PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
                  10:00 a.m., Eastern time, on October 15, 1998


       The undersigned hereby appoints Kenneth Andersen, Paul J. Jasinski and Susan C. Mosher, and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of stock which the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the "Special Meeting"), on the matters set forth on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.


       ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, SUCH PROXY WILL BE VOTED FOR APPROVAL OF PROPOSALS I, II AND III. ALL ABSTAIN VOTES WILL BE COUNTED ONLY IN DETERMINING THE EXISTENCE OF A QUORUM AT THE SPECIAL MEETING.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE ________ FUND
     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS I, II AND III.

Please mark boxes in blue or black ink.

I.   Approval of New Investment Advisory Agreement with New UBS
     FOR [ ]   AGAINST  [ ]   ABSTAIN [ ]


II.  Approval of New Sub-Investment Advisory Agreement between New UBS and
     __________
     FOR [ ]   AGAINST  [ ]  ABSTAIN  [ ]


-------------------------------------------------------------------------------
     PLEASE SIGN AND DATE ON THE REVERSE SIDE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

III. Election of Messrs. Spicer and Lawson-Johnston and
     Drs. Lochmeier and Reilly as Directors/Trustees of the Corporation
     and the Trust   FOR [ ]  AGAINST [ ]  ABSTAIN  [ ]

     Instruction: To withhold the authority to vote for my individual nominee(s), strike a line through the nominee's name in the list above.

The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournment thereof.


Receipt of the Notice and the Proxy Statement, dated September 15, 1998 (the "Proxy Statement"), is hereby acknowledged.


                                        ---------------------------------------
                                                  (TITLE OR AUTHORITY)

                                        ---------------------------------------
                                                       (SIGNATURE)

                                        ---------------------------------------
                                                       (SIGNATURE)

                                        Dated: _______________________, 1998
                                        (JOINT OWNERS SHOULD EACH SIGN.
                                        PLEASE SIGN EXACTLY AS YOUR NAME(S)
                                        APPEARS ON THIS CARD.  WHEN SIGNING AS
                                        ATTORNEY, TRUSTEE, EXECUTOR,
                                        ADMINISTRATOR, GUARDIAN OR CORPORATE
                                        OFFICER, PLEASE GIVE YOUR FULL TITLE
                                        BELOW.)

--------------------------------------------------------------------------------
   YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

                          STATEMENT OF DIFFERENCES
                          ------------------------

 The dagger symbol shall be expressed as................................ 'D'



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